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                                                                    EXHIBIT 99.1

                          IASIS HEALTHCARE CORPORATION
           DIRECTOR COMPENSATION AND RESTRICTED SHARE AWARD AGREEMENT

      THIS DIRECTOR COMPENSATION AND RESTRICTED SHARE AWARD AGREEMENT (this "Agreement") is made and entered into as of the 14th day of April, 2005 (the "Grant Date"), between IASIS Healthcare Corporation, a Delaware corporation (the "Company"), and Sharad Mansukani (the "Grantee").

      WHEREAS, the Board of Directors of the Company (the "Board") desires to continue to retain the services of Grantee as a member of the Board;

      WHEREAS, Grantee desires to continue to serve as a member of the Company's Board;

      WHEREAS, the Committee has determined that it is in the best interests of the Company and its stockholders to provide the Grantee with an appropriate incentive to encourage him to continue his services as a director of the Company and to improve the growth and profitability of the Company;

      WHEREAS, the Compensation Committee of the Board of Directors of the Company (the "Committee") has determined that it is in the best interests of the Company and its stockholders to provide Grantee with an annual cash compensation package of $37,500 for his services as a director of the Company; and

      WHEREAS, the Committee has determined that it is in the best interests of the Company and its stockholders to award Grantee, on an annual basis, shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), subject to the restrictions and on the terms contained herein, for his services as a director of the Company.

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

      1. Annual Cash Payment. In consideration for his services as a director of the Company, the Company shall pay Grantee the annual sum of $37,500 during the Term (as defined below), with such payments to be made in equal quarterly installments within 10 business days after the end of each fiscal quarter for the Company.

      2. Grant of Restricted Shares.

            (a) The Company hereby agrees to grant to Grantee, on an annual basis as more specifically set forth in Section 2(b) below, awards (collectively, the

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"Award"), of a number of shares of Common Stock, all on the terms and conditions set forth in this Agreement (the "Shares" or the "Restricted Shares"). Notwithstanding the foregoing, Grantee's rights with respect to the Award shall remain forfeitable at all times prior to the dates on which the restrictions shall lapse in accordance with Section 5 hereof. Simultaneously with the execution of this Agreement, Grantee is entering into the Management Stockholders' Agreement (the current form of which is attached hereto as Exhibit
A) and has agreed to be bound thereby.

            (b) During the Term, the Award will be granted as follows:

                  (i) On the date hereof, the Company hereby grants Grantee an award of 938 shares of Common Stock (it being acknowledged and agreed by the Company and the Grantee that the Fair Market Value (as defined below) on the date hereof is $20.00) (the "Initial Grant").

                  (ii) On the first, second, third and fourth anniversaries
            hereof, the Company shall grant a number of shares of Common Stock equal to (x) $18,750, divided by (y) the Fair Market Value of the Common Stock on such date (such grants, respectively, the "First Anniversary Grant," the "Second Anniversary Grant," the "Third Anniversary Grant," and the "Fourth Anniversary Grant."

Notwithstanding the foregoing, in the event the number of shares of Common Stock that Grantee will be granted in any year as determined pursuant to the calculation above is a fractional amount, such fractional amount will be rounded to the nearest whole number for purposes of determining the number of Restricted Shares that Grantee will be granted for such year.

            (c) For purposes of this Agreement, "Fair Market Value" means, as of any date:

                  (i) prior to the existence of a Public Market (as defined in
            Section 2(d) below) for the Common Stock, the value per share of the Common Stock as determined in good faith by the Company's Board of Directors; or

                  (ii) on which a Public Market for the Common Stock exists, (x)
            the closing price on such day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (y) if not so reported, the average of the closing bid and ask prices on such day as reported on the National Association of Securities Dealers Automated Quotation System or (z) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. ("NASD") selected by the Company's Board of Directors. The Fair Market Value as of any such date on which the applicable exchange or inter-dealer quotation system through which

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            trading in the Common Stock regularly occurs is closed shall be the
            Fair Market Value determined pursuant to the preceding sentence as of the immediately preceding date on which the Common Stock is traded, a bid and ask price is reported or a trading price is reported by any member of NASD selected by the Board of Directors. In the event that the price of a share of Common Stock shall not be so reported or furnished, the Fair Market Value shall be determined by the Board of Directors in good faith to reflect the fair market value of a share of Common Stock.

            (d) For purposes of this Agreement, a "Public Market" for the Common Stock shall be deemed to exist if the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934 and trading regularly occurs in such Common Stock in, on, or through the facilities of securities exchanges and/or inter-dealer quotation systems in the United States (within the meaning of Section 902(n) of the Securities Act of 1933 (the "Securities Act")) or any designated offshore securities market (within the meaning of Rule 902(a) of the Securities Act).

      3. Term. The term of this Agreement (the "Term") will commence on the date hereof and will terminate on the earlier to occur of (i) the fifth anniversary hereof, and (ii) the date on which, for any reason, Grantee no longer serves as a director of the Company. Upon the termination or expiration of this Agreement, the Company will have no obligation to grant Grantee any Restricted Shares pursuant to Section 2(b) that have not been granted prior to such date.

      4. Termination of Restrictions; Performance Requirements.

            (a) The "Restricted Period" for (i) all of the Restricted Shares granted in the Initial Grant will expire on the first anniversary hereof, (ii) all of the Restricted Shares granted in the First Anniversary Grant will expire on the second anniversary hereof, (iii) all of the Restricted Shares granted in the Second Anniversary Grant will expire on the third anniversary hereof, (iv) all of the Restricted Shares granted in the Third Anniversary Grant will expire on the fourth anniversary hereof, and (v) all of the Restricted Shares granted in the Fourth Anniversary Grant will expire on the fifth anniversary hereof; provided, however, that with respect to any such vesting, Grantee (x) is still providing services as a director of the Company on such anniversary, and (y) has satisfied the Performance Requirements (as defined in Section 4(b) below) with respect to such Restricted Period.

            (b) Notwithstanding anything contained herein to the contrary, the vesting of any Restricted Shares at the end of the Restricted Period with respect to such Restricted Shares will be subject to Grantee's satisfaction of each of the following performance requirements (the "Performance Requirements"):

                  (i) Grantee must have participated in person at no less than
            75% of all in-person Board meetings of the Company held during the

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            fiscal year of the Company ending during such Restricted Period, as determined by the Board in the exercise of its reasonable discretion; and

                  (ii) If during the Term of this Agreement Grantee is appointed to serve on any Board committee, Grantee must have participated in person or by phone at no less than 75% of all such Board committee meetings held during the fiscal year of the Company ending during such Restricted Period, as determined by the Board in the exercise of its reasonable discretion.

      5. Distribution of Restricted Shares.

            (a) As of the date hereof, certificates representing the Restricted Shares shall be registered in the name of the Grantee and held by the Company or transferred to a custodian appointed by the Company (the "Custodian", as the case may be) for the account of the Grantee subject to the terms and conditions of this Agreement and shall remain in the custody of the Company or such custodian until their delivery to the Grantee or Grantee's beneficiary or estate or their reversion to the Company, all as set forth herein.

            (b) Certificates representing Restricted Shares in respect of which the Restricted Period has lapsed pursuant to this Agreement shall be delivered to the Grantee as soon as practicable following the date on which the restrictions on such Restricted Shares lapse. Certificates representing Restricted Shares in respect of which the Restricted Period lapsed upon the Grantee's death shall be delivered to the executors or administrators of the Grantee's estate as soon as practicable following the receipt of proof of the Grantee's death satisfactory to the Company.

            (c) Each certificate representing Restricted Shares shall bear a legend in substantially the following form:

            THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE RESTRICTED SHARE AWARD AGREEMENT (THE "AGREEMENT") BETWEEN THE OWNER OF THE RESTRICTED SHARES REPRESENTED HEREBY AND IASIS HEALTHCARE CORPORATION (THE "COMPANY"). THE RELEASE OF SUCH SHARES FROM SUCH TERMS AND CONDITIONS SHALL BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT, A COPY OF WHICH IS ON FILE AT THE COMPANY.

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      6. Voting Rights and Dividends. The Custodian will take such action as is necessary and appropriate to enable the Grantee to vote the Restricted Shares during the Restricted Period. All cash dividends received by the Custodian, if any, with respect to the Restricted Shares will be remitted to the Grantee. Stock dividends issued with respect to the Restricted Shares shall be treated as additional shares of Restricted Shares that are subject to the same restrictions and other terms and conditions that apply to the shares of Restricted Shares. Notwithstanding the foregoing, no voting rights or dividend rights shall inure to the Grantee following the forfeiture of the Restricted Shares pursuant to
Section 7.

      7. Termination/Change of Status. In the event that (i) Grantee's service as a director of the Company terminates for any reason prior to the end of the Restricted Period applicable to any Restricted Shares, or (ii) Grantee has not satisfied the Performance Requirements under Section 4(b) in respect of the Restricted Period relating to the Restricted Shares, the Grantee shall immediately forfeit such Restricted Shares and Grantee shall have no further rights with respect to such Restricted Shares.

      8. No Transfer or Pledge of Restricted Shares. No Restricted Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of prior to the expiration of the Restricted Period applicable to such Restricted Shares.

      9. Tax Election. The Grantee may, but is not required to, elect to apply the tax rules of Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), to the issuance of the Restricted Shares. If the Grantee makes an election under Section 83(b) of the Code, the Grantee shall deliver a copy of such election to the Company in accordance with the requirements of the Code and the Regulations promulgated thereunder.

      10. Tax Withholding. If the Grantee makes an election under Section 83(b) of the Code with respect to the Award of Restricted Shares, the grant made pursuant to this Agreement shall be conditioned upon the prompt payment to the Company of any applicable withholding obligations or withholding taxes by the Grantee ("Withholding Taxes"). Failure by the Grantee to pay such Withholding Taxes will render this Agreement and the grant hereunder null and void ab initio and the Restricted Shares granted hereunder will be immediately cancelled. If the Grantee does not make an election under Section 83(b) of the Code with respect to the grant, upon the vesting of any portion of Restricted Shares (or property distributed with respect thereto), the Company shall satisfy the required Withholding Taxes as set forth by Internal Revenue Service guidelines for the employer's minimum statutory withholding with respect to Grantee and issue vested shares to the Grantee without restriction. The Company shall satisfy the required Withholding Taxes by withholding from the shares included in the Award that number of whole shares necessary to satisfy such taxes as of the date the restrictions lapse with respect to such shares based on the fair market value of the shares.

      11. Effect of Vesting. To the extent that the Restricted Period applicable to any Restricted Shares shall have lapsed, the Grantee may receive, hold, sell or otherwise dispose of such Shares free and clear of the restrictions imposed under this Agreement.

      12. No Right to Continued Service. This Agreement shall not be construed as giving Grantee the right to continue to service as a director of the Company, and the Company may at any time dismiss Grantee from service as a director, free from any liability or any claim.

      13. Adjustments. The Committee may make adjustments in the terms and conditions of, and the criteria included in, this Award in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Agreement.

      14. Entire Agreement. This Agreement contains the entire understanding and agreement between the Company and the Grantee concerning the Restricted Shares granted hereby, and supersedes any prior or contemporaneous negotiations and understandings. The Company and the Grantee have made no promises, agreements, conditions, or understandings relating to the Restricted Shares, either orally or in writing, that are not included in this Agreement.

      15. Captions. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Agreement.

      16. Amendment. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, the Award, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of the Grantee or any holder or beneficiary of the Award shall not to that extent be effective without the consent of the Grantee, holder or beneficiary affected.

      17. Severability. If any provision of this Agreement is, or becomes, or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or the Award, or would disqualify the Award under any laws deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Award shall remain in full force and effect.

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      18. Notices. All notices required to be given under this Award shall be deemed to be received if delivered or mailed as provided for herein, to the parties at the following addresses, or to such other address as either party may provide in writing from time to time.

      To the Company:       IASIS Healthcare Corporation
                            117 Seaboard Lane
                            Suite E
                            Franklin, Tennessee 37067
                            Attn: Secretary & General Counsel

      To the Grantee:       The address then maintained with respect to the
                            Grantee in the Company's records.

      19. Governing Law. The validity, construction and effect of this Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles.

      20. Successors in Interest. This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Grantee's legal representatives. All obligations imposed upon the Grantee and all rights granted to the Company under this Agreement shall be binding upon the Grantee's heirs, executors, administrators and successors.

      21. Resolution of Disputes. Any dispute or disagreement which may arise under, or as a result of, or in any way related to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Grantee and the Company for all purposes.

                  (remainder of page left blank intentionally)

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      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed effective as of the day and year first above written.

                                      IASIS Healthcare Corporation

                                      By: /s/ Frank A. Coyle
                                          ---------------------
                                      Name: Frank A. Coyle
                                      Its: Secretary

                                      Grantee:

                                      /s/ Sharad Mansukani
                                      ------------------------------
                                      Sharad Mansukani

                                    EXHIBIT A

                       MANAGEMENT STOCKHOLDERS' AGREEMENT

         MANAGEMENT STOCKHOLDERS' AGREEMENT (this "Agreement"), dated as of April 14, 2005, between IASIS Healthcare Corporation (the "Company"), IASIS Healthcare LLC (the "Majority Stockholder"), and Sharad Mansukani (the "Management Stockholder").

         WHEREAS, the Management Stockholder is a director of the Company or an affiliate of the Company and in such capacity has been granted (i) an option (the "Option") to purchase shares of common stock of the Company, $0.01 par value per share ("Common Stock"), pursuant to the IASIS Healthcare Corporation 2004 Stock Option Plan (the "Plan"), and (ii) restricted shares of Common Stock under the Director Compensation and Restricted Share Award Agreement dated as of February 14, 2005, entered into between the Company and the Management Stockholder (the "Restricted Stock Agreement");

         WHEREAS, simultaneously with the execution of the Restricted Stock Agreement by the Company and the Management Stockholder and the grant of the Option, the parties are entering into this Agreement;

         WHEREAS, the Management Stockholder, the Majority Stockholder and the Company desire to enter into this Agreement and to have this Agreement apply to the shares to be purchased pursuant to the Plan, to shares vesting under the Restricted Stock Agreement, and to any shares of Common Stock acquired after the date hereof by the Management Stockholder from whatever source, subject to any future agreement between the Company and the Management Stockholder to the contrary (in the aggregate, the "Shares").

         NOW THEREFORE, in consideration of the premises hereinafter set forth, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows.

         1. Investment. The Management Stockholder represents that the Shares are being acquired for investment and not with a view toward the distribution thereof.

         2. Issuance of Shares. The Management Stockholder acknowledges and agrees that the certificate for the Shares shall bear the following legends (except that the second paragraph of this legend shall not be required after the Shares have been registered and except that the first paragraph of this legend shall not be required after the termination of this Agreement):

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A MANAGEMENT STOCKHOLDERS' AGREEMENT DATED AS OF APRIL 14, 2005 AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED, ASSIGNED OR ENCUMBERED, EXCEPT AS MAY BE PERMITTED BY THE AFORESAID AGREEMENT. A COPY OF THE MANAGEMENT STOCKHOLDERS' AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY.

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL FOR THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

         Upon the termination of this Agreement, or upon registration of the Shares under the Securities Act of 1933 (the "Securities Act"), the Management Stockholder shall have the right to exchange any Shares containing the above legend (i) in the case of the registration of the Shares, for Shares legended only with the first paragraph described above and (ii) in the case of the termination of this Agreement, for Shares legended only with the second paragraph described above.

         3. Transfer of Shares; Call Rights.

         (a) The Management Stockholder agrees that he will not cause or permit the Shares or his interest in the Shares to be sold, transferred, hypothecated, assigned or encumbered except as expressly permitted by this Section 3; provided, however, that the Shares or any such interest may be Transferred (i) on the Management Stockholder's death by bequest or inheritance to the Management Stockholder's executors, administrators, testamentary trustees, legatees or beneficiaries and (ii) in accordance with Section 4 of this Agreement, subject in any such case to the agreement by each transferee (other than the Company or as otherwise permitted by the Company) in writing to be bound by the terms of this Agreement as if such transferee had been an original signatory hereto and provided in any such case that no such transfer that would cause the Company to be required to register the Common Stock or Preferred Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall be permitted.

         (b) The Company (or its designated assignee) shall have the right, during the ninety-day period following the later of (x) the date of termination of the Management Stockholder's employment for any reason or (y) the 181st day after the Management Stockholder acquires Shares (provided that there may be multiple 90-day periods if Management Stockholder has multiple acquisitions of Shares), to purchase from the Management Stockholder, and upon the exercise of such right the Management Stockholder shall sell to the Company (or its designated assignee), all or any portion of the Shares held by the Management Stockholder as of the date as of which such right is exercised at a per Share price equal to the Fair Market Value (as defined in the Plan) of a share of Common Stock determined as of the date as of which such right is exercised. The Company (or its designated assignee) shall exercise such right by delivering to the Management Stockholder a written notice specifying its intent to purchase Shares held by the Management Stockholder, the date as of which such right is to be exercised and the number of Shares to be purchased. Such purchase and sale shall occur on such date as the Company (or its designated assignee) shall specify which date shall not be later than ninety (90) days after the fiscal quarter-end immediately following the date as of which the Company's right is exercised; provided that the Company may delay any such payment in the event such payment will result in the violation of the terms or provisions of, or result in a default or event of default under, any guarantee, financing or security agreement or document entered into by the Company or any of its Affiliates and in effect on such date (hereinafter a "Financing Agreement"). In the event the payment of the purchase price is delayed as a result of a restriction imposed by a Financing Agreement as provided above, such payment shall be made without the application of further conditions or impediments as soon as practicable after the payment of such purchase price would no longer result in the violation of the terms or provisions of, or result in a default or event of default under, any Financing Agreement, and such payment shall equal the amount that would have been paid to the Management Stockholder if no delay had occurred plus interest for the period from the date on which the purchase price would have been paid but for the delay in payment provided herein to the date on which such payment is made (the "Delay Period"), calculated at an annual rate equal to the average annual prime rate charged during the Delay Period by a nationally recognized bank designated by the Board.

         4. Certain Rights.

         (a) Drag Along Rights. If the Majority Stockholder desires to sell all or substantially all of its shares of Common Stock to a good faith independent purchaser (a "Purchaser") (other than any other investment partnership, limited liability company or other entity established for investment purposes and controlled by one or more of the members or the principals of the Majority Stockholder or any of its affiliates and other than any employees of the Majority Stockholder hereinafter referred to as a "Permitted Transferee") and said Purchaser desires to acquire all or substantially all of the issued and outstanding shares of Common Stock (or all or substantially all of the assets of the Company) upon such terms and conditions as agreed to with the Majority Stockholder, the Management Stockholder agrees to sell all of his Shares to said Purchaser (or to vote all of his Shares in favor of any merger or other transaction which would effect a sale of such shares of Common Stock or assets of the Company) at the same price per share of Common Stock and pursuant to the same terms and conditions with respect to payment for the shares of Common Stock as agreed to by the Majority Stockholder. In such case, the Majority Stockholder shall give written notice of such sale to the Management Stockholder at least fifteen (15) days prior to the consummation of such sale, setting forth (i) the consideration to be received by the holders of shares of Common Stock, (ii) the identity of the Purchaser, (iii) any other material items and conditions of the proposed transfer and (iv) the date of the proposed transfer. The Majority Stockholder and the Management Stockholder who exercises similar drag-along rights shall be responsible for their proportionate share of the costs of the proposed Transfer to the extent not paid or reimbursed by the proposed Purchaser or the Company.

         (b) Tag Along Rights. (i) Subject to paragraph (iv) of this Section 4(b), if the Majority Stockholder or its Permitted Transferee proposes to transfer any of its shares of Common Stock to a Purchaser (other than a Permitted Transferee), then the Majority Stockholder or his Permitted Transferee (hereinafter referred to as a "Selling Stockholder") shall give written notice of such proposed transfer to the Management Stockholder (the "Selling Stockholder's Notice") at least fifteen (15) days prior to the consummation of such proposed transfer, and shall provide notice to all other stockholders of the Company to whom the Majority Stockholder has granted similar "tag-along" rights (such stockholders together with the Management Stockholder, referred to herein as the "Other Stockholders") setting forth (A) the number of shares of Common Stock offered, (B) the consideration to be received by such Selling

Stockholder, (C) the identity of the Purchaser, (D) any other material items and conditions of the proposed transfer and (E) the date of the proposed transfer.

         (ii) Upon delivery of the Selling Stockholder's Notice, the Management Stockholder shall have the right to require the Selling Stockholders to cause the proposed Purchaser to purchase up to the number of such Management Stockholder's Shares equal to the product of (x) the number of Shares of the Management Stockholder multiplied by (y) a fraction, the numerator of which is the number of shares of Common Stock proposed to be transferred by the Selling Stockholder to the proposed Purchaser and the denominator which is the total number of shares of Common Stock of the Selling Stockholder. In the event that the Selling Stockholder is unable to cause the proposed Purchaser to purchase the number of shares of Common Stock equal to the sum of the number of shares of Common Stock proposed to be transferred by the Selling Stockholder and the number of the Management Stockholder's Shares calculated pursuant to the preceding sentence, then the Management Stockholder shall be entitled to sell up to its pro rata portion of the Shares actually purchased by the proposed Purchaser, based on the relative number of shares of Common Stock held by the Selling Stockholder and all Other Stockholders exercising similar tag-along rights. If the Management Stockholder exercises his right under this Section, the Selling Stockholder shall deliver or cause to be delivered to the Management Stockholder copies of all transaction documents related to the proposed Transfer as the same become available.

         (iii) Any Transfer of Shares by the Management Stockholder shall be at the same price per share of Common Stock and pursuant to the same terms and conditions with respect to payment for the shares of Common Stock as agreed to by the Selling Stockholder, by sending written notice to the Selling Stockholder within fifteen (15) days after the date of the Selling Stockholder's Notice, indicating its desire to exercise its rights and specifying the number of Shares it desires to transfer; provided that such number of Shares does not exceed the number of Shares determined pursuant to Section 4(b)(ii) and, provided, further, that in order to be entitled to exercise its tag-along rights pursuant to this
Section 4(b), the Management Stockholder must agree to make to the proposed Purchaser, representations, warranties, covenants, indemnities and agreements comparable to those made by the Selling Stockholder in connection with the proposed transfer and agree to the same conditions to the proposed transfer as the Selling Stockholder agrees, it being understood that all such representation, warranties, covenants, indemnities and agreements shall be made by the Selling Stockholder, the Management Stockholder and any Other Stockholder exercising similar tag-along rights severally and not jointly. The Selling Stockholder, the Management Stockholder and any Other Stockholder who exercises similar tag-along rights shall be responsible for their proportionate share of the costs of the proposed Transfer to the extent not paid or reimbursed by the proposed Purchaser or the Company.

         (iv) Notwithstanding anything to the contrary contained herein, the provisions of this Section 4(b) shall not apply to any sale or transfer by the Majority Stockholder of shares of Common Stock unless and until the Majority Stockholder, after giving effect to the proposed sale or transfer, shall have sold or transferred in the aggregate (other than to Permitted Transferees) shares of Common Stock, representing 5.0% of shares of Common Stock owned by the Majority Stockholder on the date hereof.

         5. Termination. This Agreement shall terminate with respect to the Common Stock immediately following the existence of a Public Market for the Common Stock except that (i) the requirements contained in Section 2 hereof shall survive the termination of this Agreement and (ii) the provisions contained in Section 3 hereof shall continue with respect to each Share during such period of time, if any, as the Management Stockholder is precluded from selling such Shares pursuant to Rule 144 of the Securities Act. For this purpose, a "Public Market" for the Common Stock shall be deemed to exist if at least 20% of the total outstanding Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act and trading regularly occurs in such Common Stock in, on or through the facilities of securities exchanges and/or inter-dealer quotation systems in the United States (within the meaning of Section 902(n) of the Securities Act) or any designated offshore securities market (within the meaning of Rule 902(a) of the Securities Act).

         6. Distributions With Respect To Shares. As used herein, the term "Shares" includes securities of any kind whatsoever distributed with respect to the Common Stock acquired by the Management Stockholder pursuant to the Plan or any such securities resulting from a stock split or consolidation involving such Common Stock.

         7. Amendment; Assignment. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the case may be. Except for the Management Stockholder's right to assign his or her rights under Section 3(a) or the Company's right to assign its rights under
Section 3(b), no party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

         8. Notices. Each notice and other communication hereunder shall be in writing and shall be given and shall be deemed to have been duly given on the date it is delivered in person, on the next business day if delivered by overnight mail or other reputable overnight courier, or the third business day if sent by registered mail, return receipt requested, to the parties as follows:

         If to the Management Stockholder, to his most recent address shown on records of the Company or its Affiliate;

         If to the Company:

         IASIS Healthcare Corporation
         Dover Centre
         117 Seaboard Lane, Building E
         Franklin, TN 37067
         Attention: Board of Directors and Secretary

         If to the Majority Stockholder, to its most recent address shown on records of the Company or its Affiliate;

         or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

         9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but each of which together shall constitute one and the same document.

         10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

         11. Binding Effect. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the heirs, personal representatives, successors and permitted assigns of the parties hereto. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement, or their respective heirs, personal representatives, successors or assigns, any legal or equitable rights, remedy or claim under or in respect of this Agreement or any provision contained herein.

         12. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

         13. Severability. If any term, provision, covenant or restriction of this Agreement, is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         14. Miscellaneous. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                         [Signatures On Following Page]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                             /s/ Sharad Mansukani
                                             ---------------------------
                                             Sharad Mansukani



                                             IASIS Healthcare Corporation

                                             /s/ Frank A. Coyle
                                             -----------------------------
                                             By: Frank A. Coyle
                                             Title: Secretary



                                             IASIS Healthcare LLC

                                             /s/ Frank A. Coyle
                                             -----------------------------
                                             By: Frank A. Coyle
                                             Title: Secretary









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